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                                                                    EXHIBIT 10.9


                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     Amendment dated as of March 9, 1999 to Registration Rights Agreement dated as of September 25, 1996 (the "Registration Rights Agreement") between Super Vision International, Inc. (hereafter referred to as the "Corporation") and Hayward Industries, Inc. (hereafter referred to as "Hayward").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, in accordance with the Stock Purchase Agreement dated September 25, 1996 between the Corporation and Hayward, the parties hereto have entered in the Registration Rights Agreement pursuant to which, among other things, the Corporation has agreed to prepare and file with the Securities and Exchange Commission, registration statements covering certain securities of the Corporation owned by Hayward, including any shares of the class A common stock, $.001 par value, of the Corporation purchased by Hayward pursuant to the Kingstone Option Agreement (as hereinafter defined); and

     WHEREAS, Hayward has also entered into an Agreement dated as of September 25, 1996 (hereafter referred to as the "Kingstone Option Agreement") with Brett Kingstone (hereafter referred to as "Kingstone") whereby, under the terms and conditions contained therein, Kingstone granted to Hayward an option to purchase up to ten percent (10%) of Kingstone's Escrow Shares (as defined under the Escrow Agreement dated as of January 21, 1994 among the Corporation, American Stock Transfer & Trust Company, Kingstone and other stockholders of the Corporation); and

     WHEREAS, in March 1997, Kingstone delivered his Escrow Shares to the Corporation for cancellation and, in connection therewith, the Corporation and Kingstone entered into a Warrant Agreement dated March 31, 1997 (the "Kingstone Warrant") whereby, under the terms and conditions contained therein, the Corporation granted to Kingstone the right option to purchase up to 289,187 shares of the class A common stock, $.001 par value, (the "Kingstone Warrant Shares") of the Corporation at a price of $7.00 per share; and

     WHEREAS, on June 30, 1998, Kingstone transferred the Kingstone Warrant to the Kingstone Family Limited Partnership II (the "Family Partnership"); and

     WHEREAS, Hayward has entered into an agreement dated as of even date herewith (the "Family Partnership Option Agreement") with the Family Partnership whereby, under the terms and conditions contained therein, the Family Partnership granted to Hayward the right and option to purchase up to ten percent (10%) of the Kingstone Warrant Shares purchased by the Family Partnership pursuant to the Kingstone Warrant; and
































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     WHEREAS, in connection with the cancellation of the Escrow Shares and the execution of the Family Partnership Option Agreement, the Corporation and Hayward desire to effectuate the amendments to the Registration Rights Agreement contained herein;

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Company and Hayward agree as follows:

     1. The second recital paragraph contained in the preamble to the Registration Rights Agreement is hereby deleted in its entirety.

     2. Any reference to the "Option Agreement" in the Registration Rights Agreement shall mean the Family Partnership Option Agreement, together with any amendment, modification or extension thereto.

     3. Any reference to the "Option Shares" in the Registration Rights Agreement shall mean the Kingstone Warrant Shares.

     4. The last sentence of Paragraph B of Article II of the Registration Rights Agreement is hereby deleted in its entirety.

     5. Paragraph B(1) of Article XI of the Registration Rights Agreement is hereby deleted in its entirety and the following substituted in lieu thereof;

         if to the Corporation:

         8210 Presidents Drive
         Orlando, Florida 32809

         with a copy to:

         Frank Ioppolo, Esq.
         Greenberg Traurig, P.A.
         111 North Orange Avenue, 20th Floor
         Orlando, Florida 32801

     6. Except as set forth herein, the Registration Rights Agreement shall remain in full force and effect and continue to bind the parties hereto. This Amendment contains the entire agreement of the parties with respect to the subject matter herein and supersedes all other understandings, oral or written, with respect thereto. This Amendment may be executed in counterparts, each of which shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the effective date first above-written.

ATTEST:                              SUPER VISION INTERNATIONAL, INC.


                                     By /s/ John Stanney
-----------------------                 -----------------------------
                                        John Stanney
                                        President


ATTEST:                              HAYWARD INDUSTRIES, INC.


                                     By /s/ James D. Krugman
-----------------------                 -----------------------------
                                        James D. Krugman
                                        President


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